Baird 2015 Industrial Conference

Investor Presentation
November 10, 2015

Tom Giacomini
Chairman, President and CEO

Forward-Looking Statements

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Annual Report on Form 10-K filed by JBT Corporation (the “Company”) with the Securities and Exchange Commission on March 2, 2015 includes information concerning factors that may cause actual results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using US GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders. The appendices to this presentation provide reconciliations to US GAAP for any non-GAAP measures referenced in this presentation.

Investment Highlights


Market Leader with Blue Chip Customer Base
Strong Recurring Revenue Driven by Large Installed Base
Committed Growth Culture Directed by Experienced Leaders
Global Platform Poised for Growth
Disciplined M&A to Drive Growth and Value Creation

Strong Growth Across Global Food Markets

- Population growth, rising incomes & urbanization driving global food consumption
- Strong positive correlation between level of income & higher-value content solid and liquid foods
- Improving affordability of foods in emerging markets is further accelerating adoption of nutrient-rich diets


Diet Component
Developing Markets
Developed Markets
Functional Foods
Prepared Foods
Meat, Dairy Fruit &Veg.
Grain Roots
USA
Japan
W. Europe
Eastern Europe
China
India
L. America
Sub-Saharan Africa
Incomes
Survival
Staples
Variety
Convenience
High-tech
Diet Profile

China: Projected Annualized Market Growth Rates


Food Retail Sales
7%
Frozen Foods
8%
Canned Foods
7%
Specialty Drinks
14%

Sources: United Nations Food & Agriculture Association, Rabobank, Euromonitor, IMF WEO.

FoodTech: Accelerate Investment & Growth



2013
2017
~10%
Growth
2015 Pro Forma
Segment EBIT Mix:
70%+ FoodTech *
Operating Margin



Future Outlook
Revenue
30%
70%
EBIT
20%
80%
FoodTech
AeroTech

Leading Global Food Equipment & Service Provider

* 2015 full year segment EBIT mix pro forma for completed acquisitions of Stork Food & Dairy Systems and A&B Process Systems in 2015.

Market Leader with Blue Chip Customer Base

We SQUEEZE	We FREEZE	We STERILIZE
citrosuco, Ventura Coastal, Cutrale, Florida's Natural	Dongwoo, Tyson, OSI, Harry, CPF, Moy Park, Ingham, JBS, Sadia	Del Monte, Heinz, StarKist, Campbell's, Nestlé, ConAgra Foods
75%+ World's Citrus Juices	**50%+** World's Frozen Foods	**50%+** World's Canned Foods

Strong Recurring Revenue Driven by Large Installed Base

Recurring Revenue as a Percentage of Total Revenue:



43%
42%
45%
44%
45%
$377
$405
$413
$413
$438
2010
2011
2012
2013
2014
12% FoodTech Aftermarket Parts & Services Revenue Growth in 2014
Equipment Leases, Airport Services
Aftermarket Parts & Services

Aftermarket Current Share of Customer Wallet: 25% - 30%

Stable Base with Clear Opportunity to Drive Higher Growth

Global Platform Poised for Growth


FoodTech Production
AeroTech Production
Personnel Locations
Corporate HQ
Canada
U.S.
Mexico
Brazil
Chile
Argentina
U.K.
Sweden
Germany
Poland
Netherlands
Belgium
France
Spain
Italy
Saudi Arabia
India
China
Philippines
Malaysia
South Africa
Australia
New Zealand
Russian Federation

Global Reach Strengthens Competitive Advantage

Three-pronged Approach

Fix	Fix profitability to drive economic returns & generate cash for growth
Strengthen	Develop capabilities to achieve a disciplined growth capability
Grow	Grow by focusing on initiatives that move the needle

Building a Growth Culture: ONE JBT

Integrity

Accountability

Relentless Improvement

Teamwork

ONE Purpose & Set of Values Across the Entire Organization

Since Baird 2013 Industrials Conference...

Fix	• **Implemented** restructuring actions to lay growth foundation » ~$14M in charges in 2014, driving $10M+ in annualized savings • **Leading** 'ONE JBT' cultural transformation
Strengthen	• **Instituted** leadership & management changes • **Initiated** JBT Excellence Model (JEM) including value-based pricing & Lean implementation » $8M+ in annualized strategic pricing benefits » Lean initiatives implemented in all plants globally, 250+ leaders trained, 330+ kaizen events held; $3M+ in RCI benefits
Grow	• **Introduced** new products across FoodTech and AeroTech • **Drove** organic growth; on track for 8% growth in 2015 * • **Completed** five acquisitions in Protein and Liquid Foods contributing $200M+ in annual revenue

…On Track for Margin Expansion and Growth

* Full year 2015 constant-currency organic growth guidance as disclosed in Company's third quarter 2015 earnings release issued on October 27, 2015.

Acquisitions: Driving Growth and Value Creation

Five Acquisitions Completed; Further Significant Opportunity to Build Out Protein & Liquid Foods


Pre-acquisition JBT Presence
Completed Acquisitions
Protein
~$4B
~$2.5B
~$0.5B
~$4B
Primary
Secondary Processing
Further Processing
EOL
Formcook
Wolf-tec
Primary
Portioning
Mixing/ Blending
Mixing, Grinding, Blending
Injecting / Marination
Forming
Coating
Frying
Cooking
Freezing
Slicing
Packaging
Liquid Foods
ICS Solutions
Stork Food & Dairy Systems
A&B Process Systems
Raw Material Handling
Extraction/ Refining
Beverage Handling
Pasteurizing / Evaporation / Bulk Filling
Storage
Thawing
Ingredient & H2O Prep
Mixing / Metering
Blending
Sterilization
CIP/ Controls & Instruments
Filling
Packaging
$2B+

2015 Acquisitions Driving EPS Accretion of $0.30 - $0.40 by 2017

2015 Outlook *

Organic Growth	8%
Completed Acquisitions	9%
Fx Headwind	(7%)
Top Line Growth	9 - 10%
Segment Operating Profit Margin	Up 50 - 75 bps
EPS	$1.75 - $1.80 (Incl. $0.18 Fx headwind)

Assumptions

- FoodTech constant-currency growth of 8% organically and 14% from acquisitions
- Incremental cost savings over 2014 of $5M+; pricing initiative incremental benefit of ~$4M
- Offset by planned investments & other costs
- Corp. expense of 3% of sales, inclusive of higher pension expense
- Higher interest expense primarily due to debt related to acquisitions
- Effective full-year tax rate of ~33%
- $0.08 per share of dilutive impact from Stork Food & Dairy Systems and A&B Process Systems acquisitions

* 2015 Outlook as disclosed in Company's third quarter 2015 earnings release issued on October 27, 2015.

Next Level Growth Focus

2017

- Leading food equipment & service provider
- $1.2-1.3B in Sales | 8-10% Operating Income Margin | Solid cash conversion
- FoodTech business: Compelling growth trajectory delivering 80% of total earnings
- AeroTech: Solid returns & cash generation to fund overall value creation
- Clear capital allocation priorities, effective deployment
- Demonstrated capability to grow organically & through acquisitions

Save the Date: 2016 Investor Day on November 3, 2016

Baird 2015 Industrial Conference

Investor Presentation
November 10, 2015

Tom Giacomini
Chairman, President and CEO